Exhibit 99. Information concerning the Loans as of the Cut-Off Date:

                                  POOL 1 LOANS
                                  ------------

Number of Loans......................................   959

Principal Balance
  Aggregate..........................................   $79,823,236
  Average............................................   $83,236
  Range..............................................   $14,741 to $499,526

Current Loan Rate
  Weighted Average...................................   10.129%
  Range..............................................   7.250% to 15.000%

Remaining Term to Maturity (months)
  Weighted Average...................................   285 months
  Range..............................................   114 months to 360 months

Seasoning (months)
  Weighted Average...................................   4 months
  Range..............................................   0 months to 18 months

Loan-to-Value Ratio
  Weighted Average...................................   74.79%
  Range..............................................   17.62% to 91.78%

   As of the Cut-Off Date, all of the Pool 1 Loans had original stated maturities of not more than 30 years, and no Pool 1 Loan was scheduled to mature later than June 1, 2029.

   As of the Cut-Off Date, all of the Pool 1 Loans were secured by Mortgaged Properties located in 44 states.

   The following tables are based on certain statistical characteristics, as of the Cut-Off Date, with respect to the portion of the Pool 1 Loans that have been identified as of the date of this Prospectus Supplement. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 1 - GEOGRAPHIC DISTRIBUTION

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
JURISDICTION                                  LOANS     BALANCE       BALANCE
------------                                  -----     -------       -------

California................................     205   $24,820,991        31.09%
Florida...................................     157    10,708,640        13.42
New York..................................      69     7,121,975         8.92
Illinois..................................      45     3,670,509         4.60
Washington................................      27     2,817,059         3.53
Ohio......................................      47     2,641,693         3.31
Michigan..................................      48     2,052,486         2.57
Oregon....................................      17     2,003,194         2.51
Georgia...................................      26     1,985,221         2.49
Pennsylvania..............................      38     1,940,621         2.43
New Jersey................................      22     1,904,493         2.39
Indiana...................................      35     1,889,555         2.37
Arizona...................................      22     1,498,181         1.88
Massachusetts.............................      14     1,358,864         1.70
Missouri..................................      19     1,159,660         1.45
Tennessee.................................      17     1,152,426         1.44
Idaho.....................................      13     1,067,120         1.34
Utah......................................      10     1,054,175         1.32
Nevada....................................       8     1,052,043         1.32
Colorado..................................      13     1,030,986         1.29
North Carolina............................      10       844,513         1.06
Texas.....................................       9       728,331         0.91
Connecticut...............................       8       709,319         0.89
South Carolina............................      10       569,111         0.71
Louisiana.................................       6       469,735         0.59
Oklahoma..................................       8       435,147         0.55
Wisconsin.................................       8       395,164         0.50
Kansas....................................       7       343,353         0.43
Mississippi...............................       8       306,211         0.38
Arkansas..................................       5       283,236         0.35
Kentucky..................................       5       279,760         0.35
Montana...................................       3       241,194         0.30
New Mexico................................       2       238,607         0.30
New Hampshire.............................       3       233,728         0.29
Virginia..................................       5       221,894         0.28
Minnesota.................................       2       184,376         0.23
Rhode Island..............................       1        68,932         0.09
Hawaii....................................       1        68,092         0.09
Maryland..................................       1        65,553         0.08
Alaska....................................       1        60,435         0.08
Iowa......................................       1        48,289         0.06
West Virginia.............................       1        39,553         0.05
Delaware..................................       1        30,758         0.04
Maine.....................................       1        28,053         0.04
                                             -----   -----------       ------

   Total..................................     959   $79,823,236       100.00%
                                             =====   ===========       ======

                           POOL 1 - PRINCIPAL BALANCES

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
RANGE OF PRINCIPAL BALANCES                   LOANS     BALANCE       BALANCE
---------------------------                   -----     -------       -------

$ 10,000.01-$ 15,000.00...................       1   $    14,741         0.02%
$ 15,000.01-$ 20,000.00...................      11       208,687         0.26
$ 20,000.01-$ 30,000.00...................      85     2,253,306         2.82
$ 30,000.01-$ 40,000.00...................     136     4,851,684         6.08
$ 40,000.01-$ 50,000.00...................     118     5,363,718         6.72
$ 50,000.01-$100,000.00...................     366    25,697,308        32.19
$100,000.01-$250,000.00...................     209    30,027,586        37.62
$250,000.01-$500,000.00...................      33    11,406,206        14.29
                                              ----   -----------       ------

   Total..................................     959   $79,823,236       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the average Principal Balance of the Pool 1 Loans was approximately $83,236.


                           POOL 1 - CURRENT LOAN RATES

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
RANGE OF LOAN RATES                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

  7.001%- 8.000%..........................      10   $ 1,947,920         2.44%
  8.001%- 9.000%..........................     154    17,945,337        22.48
  9.001%-10.000%..........................     259    23,631,562        29.60
 10.001%-11.000%..........................     264    20,772,743        26.02
 11.001%-12.000%..........................     138     8,780,835        11.00
 12.001%-13.000%..........................      87     4,452,205         5.58
 13.001%-14.000%..........................      44     2,196,678         2.75
 14.001%-15.000%..........................       3        95,955         0.12
                                              ----   -----------       ------

   Total..................................     959   $79,823,236       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Loan Rate of the Pool 1 Loans was approximately 10.129% per annum.

                          POOL 1 - LOAN-TO-VALUE RATIOS

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF                                       OF      PRINCIPAL     PRINCIPAL
LOAN-TO-VALUE RATIO                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

15.001%-20.000%...........................       2   $    44,417         0.06%
20.001%-25.000%...........................       3       104,872         0.13
25.001%-30.000%...........................       7       377,355         0.47
30.001%-35.000%...........................      16       597,332         0.75
35.001%-40.000%...........................      18       938,301         1.18
40.001%-45.000%...........................      14       538,313         0.67
45.001%-50.000%...........................      26     1,246,227         1.56
50.001%-55.000%...........................      24     1,490,797         1.87
55.001%-60.000%...........................      65     4,020,102         5.04
60.001%-65.000%...........................      65     3,976,416         4.98
65.001%-70.000%...........................     129     9,627,202        12.06
70.001%-75.000%...........................     158    13,780,159        17.26
75.001%-80.000%...........................     260    24,951,787        31.26
80.001%-85.000%...........................      94    10,635,532        13.32
85.001%-90.000%...........................      76     7,365,203         9.23
90.001%-95.000%...........................       2       129,220         0.16
                                              ----   -----------       ------

   Total..................................     959   $79,823,236       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Pool 1 Loans was approximately 74.79%.


                            POOL 1 - OCCUPANCY STATUS

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
OCCUPANCY                                     LOANS     BALANCE       BALANCE
---------                                     -----     -------       -------

Owner Occupied............................     767   $66,789,518        83.67%
Non-Owner Occupied........................     192    13,033,719        16.33
                                              ----   -----------       ------

   Total..................................     959   $79,823,236       100.00%
                                              ====   ===========       ======


                        POOL 1 - MORTGAGED PROPERTY TYPES

                                             NUMBER    AGGREGATE     % OF POOL
PROPERTY                                       OF      PRINCIPAL     PRINCIPAL
TYPE                                          LOANS     BALANCE       BALANCE
--------                                      -----     -------       -------

Single Family.............................     820   $69,579,741        87.17%
2-4 Family................................      80     6,604,088         8.27
Condominium...............................      37     2,325,491         2.91
Manufactured Housing......................      22     1,313,916         1.65
                                              ----   -----------       ------

   Total..................................     959   $79,823,236       100.00%
                                              ====   ===========       ======

                        POOL 1 - MONTHS SINCE ORIGINATION

                                             NUMBER   AGGREGATE     % OF POOL
RANGE OF LOAN AGE (IN                          OF     PRINCIPAL     PRINCIPAL
MONTHS)                                       LOANS    BALANCE       BALANCE
---------------------                         -----    -------       -------

0.........................................     116   $ 9,243,781       11.58%
1.........................................     126    10,652,135       13.34
2.........................................     205    17,288,445       21.66
3.........................................      50     3,943,681        4.94
4.........................................      57     5,975,237        7.49
5.........................................      23     1,506,351        1.89
6.........................................     102     8,477,947       10.62
7.........................................      80     6,596,561        8.26
8 or more.................................     200    16,139,097       20.22
                                              ----   -----------      ------

   Total..................................     959   $79,823,236      100.00%
                                              ====   ===========      ======

   As of the Cut-Off Date, the weighted average number of months since origination of the Pool 1 Loans was approximately 4 months.


                      POOL 1 - REMAINING TERMS TO MATURITY

                                             NUMBER   AGGREGATE     % OF POOL
RANGE OF REMAINING TERMS TO                    OF     PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                          LOANS    BALANCE       BALANCE
---------------------------                   -----    -------       -------

1 to 170..................................      24   $ 1,397,436        1.75%
171 to 180................................     317    26,481,055       33.17
181 to 240................................      73     5,301,220        6.64
241 to 350................................      34     3,227,475        4.04
351 to 360................................     511    43,416,050       54.39
                                              ----   -----------      ------

   Total..................................     959   $79,823,236      100.00%
                                              ====   ===========      ======

   As of the Cut-Off Date, the weighted average remaining term to maturity of the Pool 1 Loans was approximately 285 months.


                 POOL 1 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                             NUMBER   AGGREGATE     % OF POOL
TRANSFEROR ASSIGNED RISK                       OF     PRINCIPAL     PRINCIPAL
CATEGORIES                                    LOANS    BALANCE       BALANCE

Loan Class A..............................     221   $20,472,243       25.65%
Loan Class A-.............................     269    25,653,602       32.14
Loan Class B..............................     231    18,837,706       23.60
Loan Class C..............................     179    11,988,306       15.02
Loan Class C-.............................      33     1,538,449        1.93
Loan Class D..............................      26     1,332,930        1.67
                                              ----   -----------      ------

   Total..................................     959   $79,823,236      100.00%
                                              ====   ===========      ======

      Pool 2 Loan Statistics

   As of the Cut-Off Date, the portion of the Pool 2 Loans that have been identified as of the date of this Prospectus Supplement had the following approximate characteristics:

                                  POOL 2 LOANS
                                  ------------

Number of Loans......................................   3,364

Principal Balance
  Aggregate..........................................   $342,523,735
  Average............................................   $101,820
  Range..............................................   $14,945 to $289,342

Current Loan Rate
  Weighted Average...................................   10.020%
  Range..............................................   6.990% to 13.990%

Gross Margin
  Weighted Average...................................   6.272%
  Range..............................................   3.750% to 10.900%

Lifetime Caps
  Weighted Average...................................   16.964%
  Range..............................................   13.000% to 20.990%

Lifetime Floors
  Weighted Average...................................   10.002%
  Range..............................................   6.990% to 13.990%

Months to Next Change Date
  Weighted Average...................................   28.27 months
  Range..............................................   1 month to 60 months

Remaining Term to Maturity (months)
  Weighted Average...................................   358 months
  Range..............................................   168 months to 360 months

Seasoning (months)
  Weighted Average...................................   2 months
  Range..............................................   0 months to 22 months

Loan-to-Value Ratio
  Weighted Average...................................   77.77%
  Range..............................................   9.84% to 90.04%

   As of the Cut-Off Date, all of the Pool 2 Loans had original stated maturities of not more than 30 years, and no Pool 2 Loan was scheduled to mature later than June 1, 2029.

   As of the Cut-Off Date, all of the Pool 2 Loans were secured by Mortgaged Properties located in 43 states and the District of Columbia.

   The following tables are based on certain statistical characteristics, as of the Cut-Off Date, with respect to the portion of the Pool 2 Loans that have been identified. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 2 - GEOGRAPHIC DISTRIBUTION

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
JURISDICTION                                  LOANS     BALANCE       BALANCE
------------                                  -----     -------       -------

California................................     814   $109,822,605       32.06%
Illinois..................................     307     28,136,842        8.21
Florida...................................     294     25,594,336        7.47
Washington................................     186     20,161,788        5.89
New York..................................     158     16,501,447        4.82
New Jersey................................     147     16,215,798        4.73
Utah......................................     143     15,380,268        4.49
Michigan..................................     175     11,505,378        3.36
Ohio......................................     132      9,446,820        2.76
Oregon....................................      85      9,291,090        2.71
Arizona...................................      96      8,841,680        2.58
Nevada....................................      76      8,595,538        2.51
Massachusetts.............................      65      7,810,991        2.28
Colorado..................................      76      6,945,713        2.03
Indiana...................................      78      5,337,982        1.56
Missouri..................................      59      4,387,708        1.28
Wisconsin.................................      58      4,313,369        1.26
Pennsylvania..............................      55      3,531,693        1.03
Idaho.....................................      42      3,177,348        0.93
Connecticut...............................      27      3,111,116        0.91
North Carolina............................      31      2,770,240        0.81
Georgia...................................      31      2,549,007        0.74
Maine.....................................      22      2,219,041        0.65
Montana...................................      27      1,963,838        0.57
Oklahoma..................................      26      1,944,769        0.57
Kansas....................................      22      1,826,655        0.53
New Hampshire.............................      21      1,746,132        0.51
Tennessee.................................      23      1,693,775        0.49
Minnesota.................................      20      1,478,617        0.43
Texas.....................................      12      1,287,544        0.38
Virginia..................................      10      1,008,399        0.29
Maryland..................................       5        555,091        0.16
South Carolina............................       7        554,020        0.16
Arkansas..................................       4        481,315        0.14
Delaware..................................       3        474,312        0.14
District of Columbia......................       4        393,440        0.11
Alaska....................................       3        314,091        0.09
New Mexico................................       6        313,646        0.09
Kentucky..................................       5        233,353        0.07
Hawaii....................................       1        189,073        0.06
Nebraska..................................       4        181,657        0.05
Vermont...................................       2        146,766        0.04
Rhode Island..............................       1         45,292        0.01
Mississippi...............................       1          44,15        0.01
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

                           POOL 2 - PRINCIPAL BALANCES

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
RANGE OF PRINCIPAL BALANCES                   LOANS     BALANCE       BALANCE
---------------------------                   -----     -------       -------

$ 10,000.01-$ 15,000.00...................       2   $     29,933        0.01%
$ 15,000.01-$ 20,000.00...................       3         53,397        0.02
$ 20,000.01-$ 30,000.00...................      56      1,481,588        0.43
$ 30,000.01-$ 40,000.00...................     206      7,387,180        2.16
$ 40,000.01-$ 50,000.00...................     294     13,382,724        3.91
$ 50,000.01-$100,000.00...................   1,324     97,978,295       28.60
$100,000.01-$250,000.00...................   1,471    220,058,137       64.25
$250,000.01-$500,000.00...................       8      2,152,479        0.63
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======


   As of the Cut-Off Date, the average Principal Balance of the Pool 2 Loans was approximately $101,820.


                           POOL 2 - CURRENT LOAN RATES

                                             NUMBER    AGGREGATE   % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
RANGE OF LOAN RATES                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

  6.001%- 7.000%..........................       1   $    156,000        0.05%
  7.001%- 8.000%..........................      67      9,319,792        2.72
  8.001%- 9.000%..........................     539     65,244,658       19.05
  9.001%-10.000%..........................   1,132    122,426,309       35.74
 10.001%-11.000%..........................   1,008     93,052,710       27.17
 11.001%-12.000%..........................     455     39,396,151       11.50
 12.001%-13.000%..........................     143     11,532,943        3.37
 13.001%-14.000%..........................      19      1,395,171        0.41
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average Loan Rate of the Pool 2 Loans was approximately 10.020% per annum.

                     POOL 2 - DISTRIBUTION OF GROSS MARGINS

  RANGE OF                                   NUMBER    AGGREGATE     % OF POOL
   GROSS                                       OF      PRINCIPAL     PRINCIPAL
  MARGINS                                     LOANS     BALANCE       BALANCE
  -------                                     -----     -------       -------

3.501%-3.750%.............................       1   $     82,011        0.02%
3.751%-4.000%.............................       3        301,735        0.09
4.001%-4.250%.............................       4        524,031        0.15
4.251%-4.500%.............................       4        263,756        0.08
4.501%-4.750%.............................       6        625,027        0.18
4.751%-5.000%.............................       6        544,397        0.16
5.001%-5.250%.............................      16      1,845,529        0.54
5.251%-5.500%.............................     258     28,852,673        8.42
5.501%-5.750%.............................     134     16,255,147        4.75
5.751%-6.000%.............................     785     88,313,294       25.78
6.001%-6.250%.............................     939     97,315,486       28.41
6.251%-6.500%.............................     228     24,224,170        7.07
6.501%-6.750%.............................     397     36,113,028       10.54
6.751%-7.000%.............................     133     11,201,078        3.27
7.001%-7.250%.............................     181     14,452,578        4.22
7.251%-7.500%.............................      70      5,267,218        1.54
7.501%-7.750%.............................      94      7,606,471        2.22
7.751%-8.000%.............................      54      4,309,889        1.26
8.001%-8.250%.............................      17      1,568,531        0.46
8.251%-8.500%.............................      20      1,831,792        0.53
8.501%-8.750%.............................       4        372,252        0.11
8.751%-9.000%.............................       2        102,546        0.03
9.001%-9.250%.............................       4        205,400        0.06
9.251%-9.500%.............................       3        283,068        0.08
Over 10.000%..............................       1         62,629        0.02
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average Gross Margin of the Pool 2 Loans was approximately 6.272% per annum.

                     POOL 2 - DISTRIBUTION OF LIFETIME CAPS

                                             NUMBER    AGGREGATE     % OF POOL
   RANGE OF                                    OF      PRINCIPAL     PRINCIPAL
LIFETIME CAPS                                 LOANS     BALANCE       BALANCE
-------------                                 -----     -------       -------

12.001%-13.000%...........................       1   $    137,369        0.04%
13.001%-14.000%...........................       3        279,307        0.08
14.001%-15.000%...........................      82     11,476,677        3.35
15.001%-16.000%...........................     570     68,577,867       20.02
16.001%-17.000%...........................   1,144    122,398,819       35.73
17.001%-18.000%...........................     979     90,405,053       26.39
18.001%-19.000%...........................     434     37,267,795       10.88
19.001%-20.000%...........................     136     10,840,067        3.16
20.001%-21.000%...........................      15      1,140,782        0.33
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average Lifetime Cap on the Pool 2 Loans was approximately 16.964% per annum.


                   POOL 2 - DISTRIBUTION OF LIFETIME FLOORS

  RANGE OF                                   NUMBER    AGGREGATE     % OF POOL
  LIFETIME                                     OF      PRINCIPAL     PRINCIPAL
   FLOORS                                     LOANS     BALANCE       BALANCE
   ------                                     -----     -------       -------

  6.001%- 7.000%..........................       1   $    156,000        0.05%
  7.001%- 8.000%..........................      69      9,443,099        2.76
  8.001%- 9.000%..........................     551     66,801,851       19.50
  9.001%-10.000%..........................   1,140    123,361,539       36.02
 10.001%-11.000%..........................     996     91,654,750       26.76
 11.001%-12.000%..........................     450     38,777,461       11.32
 12.001%-13.000%..........................     140     11,091,012        3.24
 13.001%-14.000%..........................      17      1,238,023        0.36
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average Lifetime Floor of the Pool 2 Loans was approximately 10.002% per annum.

                       POOL 2 - MONTH OF NEXT CHANGE DATE

                                             NUMBER    AGGREGATE     % OF POOL
MONTH OF NEXT CHANGE                           OF      PRINCIPAL     PRINCIPAL
DATE                                          LOANS     BALANCE       BALANCE
--------------------                          -----     -------       -------

July, 1999................................       4   $    344,917        0.10%
August, 1999..............................      10      1,148,181        0.34
September, 1999...........................      21      2,436,185        0.71
October, 1999.............................      51      5,720,233        1.67
November, 1999............................      41      4,329,994        1.26
December, 1999............................      31      2,973,785        0.87
January, 2000.............................      15      1,574,868        0.46
April, 2000...............................       1         25,739        0.01
May, 2000.................................       1         52,815        0.02
June, 2000................................       8        782,388        0.23
July, 2000................................      12        969,879        0.28
August, 2000..............................      21      1,423,588        0.42
September, 2000...........................      36      2,836,669        0.83
October, 2000.............................      54      5,139,622        1.50
November, 2000............................      73      6,922,271        2.02
December, 2000............................     108     10,385,580        3.03
January, 2001.............................      49      5,091,670        1.49
February, 2001............................      74      6,775,501        1.98
March, 2001...............................      84      9,124,752        2.66
April, 2001...............................     503     54,005,765       15.77
May, 2001.................................     470     50,296,601       14.68
June, 2001................................     445     46,051,552       13.44
July, 2001................................       1        127,432        0.04
August, 2001..............................       3        139,680        0.04
September, 2001...........................      10        762,713        0.22
October, 2001.............................      17      1,237,703        0.36
November, 2001............................      19      1,539,417        0.45
December, 2001............................       8        524,199        0.15
January, 2002.............................       8        964,135        0.28
February, 2002............................       2         64,968        0.02
March, 2002...............................      32      2,745,098        0.80
April, 2002...............................     281     27,783,243        8.11
May, 2002.................................     274     27,534,829        8.04
June, 2002................................     212     21,256,747        6.21
February, 2004............................       2        122,511        0.04
April, 2004...............................      79      8,247,863        2.41
May, 2004.................................     143     13,710,357        4.00
June, 2004................................     161     17,350,283        5.07
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average month of next Change Date of the Pool 2 Loans was approximately October 2001.

                          POOL 2 - LOAN-TO-VALUE RATIOS

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF                                       OF      PRINCIPAL     PRINCIPAL
LOAN-TO-VALUE RATIO                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

  5.001%-10.000%..........................       1   $     30,000        0.01%
 15.001%-20.000%..........................       3         92,911        0.03
 20.001%-25.000%..........................       5        288,080        0.08
 25.001%-30.000%..........................       8        543,327        0.16
 30.001%-35.000%..........................      11        532,152        0.16
 35.001%-40.000%..........................      14        885,141        0.26
 40.001%-45.000%..........................      30      2,390,879        0.70
 45.001%-50.000%..........................      48      3,056,448        0.89
 50.001%-55.000%..........................      59      4,953,526        1.45
 55.001%-60.000%..........................     111      8,986,595        2.62
 60.001%-65.000%..........................     188     15,598,819        4.55
 65.001%-70.000%..........................     343     29,345,529        8.57
 70.001%-75.000%..........................     517     52,253,557       15.26
 75.001%-80.000%..........................   1,138    119,528,470       34.90
 80.001%-85.000%..........................     491     54,868,748       16.02
 85.001%-90.000%..........................     396     49,063,361       14.32
 90.001%-95.000%..........................       1        106,192        0.03
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Pool 2 Loans was approximately 77.77%.


                            POOL 2 - OCCUPANCY STATUS

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
OCCUPANCY                                     LOANS     BALANCE       BALANCE
---------                                     -----     -------       -------

Owner Occupied............................   2,906   $307,385,234       89.74%
Non-Owner Occupied........................     458     35,138,501       10.26
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======


                        POOL 2 - MORTGAGED PROPERTY TYPES

                                             NUMBER    AGGREGATE     % OF POOL
PROPERTY                                       OF      PRINCIPAL     PRINCIPAL
TYPE                                          LOANS     BALANCE       BALANCE
--------                                      -----     -------       -------

Single Family.............................   2,908   $297,634,247       86.89%
2-4 Family................................     281     29,747,852        8.68
Condominium...............................     153     13,411,774        3.92
Manufactured Housing......................      22      1,729,862        0.51
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

                        POOL 2 - MONTHS SINCE ORIGINATION

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF LOAN AGE (IN                          OF      PRINCIPAL     PRINCIPAL
MONTHS)                                       LOANS     BALANCE       BALANCE
---------------------                         -----     -------       -------

0.........................................     832   $ 86,301,468       25.20%
1.........................................     928     95,873,757       27.99
2.........................................     893     93,663,432       27.35
3.........................................     123     12,599,804        3.68
4.........................................      83      7,533,838        2.20
5.........................................      54      6,000,988        1.75
6.........................................     123     11,347,116        3.31
7.........................................     101      9,577,906        2.80
8 or more.................................     227     19,625,427        5.73
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average number of months since origination of the Pool 2 Loans was approximately 2 months.


                      POOL 2 - REMAINING TERMS TO MATURITY

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF REMAINING TERMS TO                    OF      PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                          LOANS     BALANCE       BALANCE
---------------------------                   -----     -------       -------

Up to 352.................................     237   $  20,325,145       5.93%
353.......................................     102      9,717,607        2.84
354.......................................     119     11,059,261        3.23
355.......................................      55      6,046,160        1.77
356.......................................      81      7,264,074        2.12
357.......................................     122     12,669,379        3.70
358.......................................     895     93,869,568       27.41
359.......................................     923     95,342,673       27.84
360.......................................     830     86,229,868       25.17
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

   As of the Cut-Off Date, the weighted average remaining term to maturity of the Pool 2 Loans was approximately 358 months.


                 POOL 2 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                             NUMBER    AGGREGATE     % OF POOL
TRANSFEROR ASSIGNED RISK                       OF      PRINCIPAL     PRINCIPAL
CATEGORIES                                    LOANS     BALANCE       BALANCE

Loan Class A..............................     449   $ 47,558,861       13.88%
Loan Class A-.............................   1,049    120,133,324       35.07
Loan Class B..............................     930     95,244,831       27.81
Loan Class C..............................     684     59,124,723       17.26
Loan Class C-.............................     166     13,644,958        3.98
Loan Class D..............................      86      6,817,039        1.99
                                             -----   ------------      ------

   Total..................................   3,364   $342,523,735      100.00%
                                             =====   ============      ======

      Pool 3 Loan Statistics

   As of the Cut-Off Date, the portion of the Pool 3 Loans that have been identified as of the date of this Prospectus Supplement had the following approximate characteristics:

                                  POOL 3 LOANS
                                  ------------

Number of Loans......................................   245

Principal Balance
  Aggregate..........................................   $73,145,197
  Average............................................   $298,552
  Range..............................................   $240,300 to $499,392

Current Loan Rate
  Weighted Average...................................   9.515%
  Range..............................................   7.250% to 12.990%

Gross Margin
  Weighted Average...................................   6.174%
  Range..............................................   3.838% to 9.500%

Lifetime Caps
  Weighted Average...................................   16.416
  Range..............................................   14.250% to 19.990%

Lifetime Floors
  Weighted Average...................................   9.475%
  Range..............................................   7.250% to 12.990%

Months to Next Change Date
  Weighted Average...................................   28.55 months
  Range..............................................   2 months to 60 months

Remaining Term to Maturity (months)
  Weighted Average...................................   358 months
  Range..............................................   347 months to 360 months

Seasoning (months)
  Weighted Average...................................   2 months
  Range..............................................   0 months to 22 months

Loan-to-Value Ratio
  Weighted Average...................................   79.07%
  Range..............................................   49.42% to 90.00%

   As of the Cut-Off Date, all of the Pool 3 Loans had original stated maturities of not more than 30 years, and no Pool 3 Loan was scheduled to mature later than June 1, 2029.

   As of the Cut-Off Date, all of the Pool 3 Loans were secured by Mortgaged Properties located in 24 states.

   The following tables are based on certain statistical characteristics, as of the Cut-Off Date, with respect to the portion of the Pool 3 Loans that have been identified. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        POOL 3 - GEOGRAPHIC DISTRIBUTION

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
JURISDICTION                                  LOANS     BALANCE       BALANCE
------------                                  -----     -------       -------

California................................     149   $44,864,736        61.34%
Florida...................................      16     4,737,121         6.48
New Jersey................................      13     3,802,281         5.20
Illinois..................................      10     3,297,811         4.51
Washington................................      10     2,824,513         3.86
New York..................................       9     2,741,513         3.75
Colorado..................................       5     1,530,310         2.09
Utah......................................       5     1,417,698         1.94
Michigan..................................       4     1,317,104         1.80
Ohio......................................       5     1,305,615         1.78
Arizona...................................       2       643,423         0.88
Massachusetts.............................       2       587,465         0.80
Maryland..................................       2       580,059         0.79
Indiana...................................       2       567,206         0.78
New Mexico................................       2       508,206         0.69
Maine.....................................       1       299,923         0.41
Connecticut...............................       1       296,010         0.40
Wisconsin.................................       1       284,750         0.39
Oregon....................................       1       274,780         0.38
Montana...................................       1       256,360         0.35
Minnesota.................................       1       255,048         0.35
Wyoming...................................       1       251,905         0.34
Vermont...................................       1       251,905         0.34
New Hampshire.............................       1       249,456         0.34
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======


                           POOL 3 - PRINCIPAL BALANCES

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
RANGE OF PRINCIPAL BALANCES                   LOANS     BALANCE       BALANCE
---------------------------                   -----     -------       -------

$100,000.01-$250,000.00...................      33   $ 8,097,414        11.07%
$250,000.01-$500,000.00...................     212    65,047,783        88.93
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======


   As of the Cut-Off Date, the average Principal Balance of the Pool 3 Loans was approximately $298,552.

                           POOL 3 - CURRENT LOAN RATES

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
RANGE OF LOAN RATES                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

 7.001%- 8.000%...........................       9   $ 2,568,066         3.51%
 8.001%- 9.000%...........................      90    27,440,220        37.51
 9.001%-10.000%...........................      86    25,527,769        34.90
10.001%-11.000%...........................      44    12,996,310        17.77
11.001%-12.000%...........................      10     2,892,754         3.95
12.001%-13.000%...........................       6     1,720,079         2.35
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Loan Rate of the Pool 3 Loans was approximately 9.515% per annum.

                     POOL 3 - DISTRIBUTION OF GROSS MARGINS

  RANGE OF                                   NUMBER    AGGREGATE     % OF POOL
   GROSS                                       OF      PRINCIPAL     PRINCIPAL
  MARGINS                                     LOANS     BALANCE       BALANCE
  -------                                     -----     -------       -------

3.751%-4.000%.............................       1   $   277,862         0.38%
4.501%-4.750%.............................       2       618,230         0.85
5.251%-5.500%.............................      26     7,788,088        10.65
5.501%-5.750%.............................      20     6,704,071         9.17
5.751%-6.000%.............................      74    22,050,857        30.15
6.001%-6.250%.............................      51    14,599,266        19.96
6.251%-6.500%.............................      18     5,290,723         7.23
6.501%-6.750%.............................      29     8,991,173        12.29
6.751%-7.000%.............................      11     3,142,587         4.30
7.001%-7.250%.............................       6     1,774,866         2.43
7.501%-7.750%.............................       1       244,934         0.33
8.001%-8.250%.............................       4     1,112,101         1.52
8.751%-9.000%.............................       1       258,343         0.35
9.251%-9.500%.............................       1       292,097         0.40
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Gross Margin of the Pool 3 Loans was approximately 6.174% per annum.

                     POOL 3 - DISTRIBUTION OF LIFETIME CAPS

                                             NUMBER    AGGREGATE     % OF POOL
   RANGE OF                                    OF      PRINCIPAL     PRINCIPAL
LIFETIME CAPS                                 LOANS     BALANCE       BALANCE
-------------                                 -----     -------       -------

14.001%-15.000%...........................      12   $ 3,602,971         4.93%
15.001%-16.000%...........................      94    28,532,134        39.01
16.001%-17.000%...........................      88    26,067,905        35.64
17.001%-18.000%...........................      39    11,552,304        15.79
18.001%-19.000%...........................       7     1,959,972         2.68
19.001%-20.000%...........................       5     1,429,911         1.95
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Lifetime Cap on the Pool 3 Loans was approximately 16.416% per annum.


                   POOL 3 - DISTRIBUTION OF LIFETIME FLOORS

  RANGE OF                                   NUMBER    AGGREGATE     % OF POOL
  LIFETIME                                     OF      PRINCIPAL     PRINCIPAL
   FLOORS                                     LOANS     BALANCE       BALANCE
   ------                                     -----     -------       -------

  7.001%- 8.000%..........................       9   $ 2,568,066         3.51%
  8.001%- 9.000%..........................      91    27,797,260        38.00
  9.001%-10.000%..........................      89    26,275,358        35.92
 10.001%-11.000%..........................      44    13,114,631        17.93
 11.001%-12.000%..........................       6     1,669,803         2.28
 12.001%-13.000%..........................       6     1,720,079         2.35
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Lifetime Floor of the Pool 3 Loans was approximately 9.475% per annum.

                       POOL 3 - MONTH OF NEXT CHANGE DATE

                                             NUMBER    AGGREGATE     % OF POOL
MONTH OF NEXT CHANGE                           OF      PRINCIPAL     PRINCIPAL
DATE                                          LOANS     BALANCE       BALANCE
--------------------                          -----     -------       -------

August, 1999..............................       1   $   295,615         0.40%
September, 1999...........................       2       630,959         0.86
October, 1999.............................       7     2,085,836         2.85
November, 1999............................       4     1,221,985         1.67
January, 2000.............................       4     1,113,654         1.52
July, 2000................................       1       297,131         0.41
August, 2000..............................       1       327,777         0.45
September, 2000...........................       3       916,588         1.25
October, 2000.............................       2       609,333         0.83
November, 2000............................       3     1,108,804         1.52
December, 2000............................       8     2,475,233         3.38
January, 2001.............................       3       894,489         1.22
February, 2001............................       7     2,209,453         3.02
March, 2001...............................       7     2,021,042         2.76
April, 2001...............................      44    13,110,085        17.92
May, 2001.................................      31     9,294,992        12.71
June, 2001................................      23     7,041,800         9.63
September, 2001...........................       1       294,299         0.40
October, 2001.............................       1       275,206         0.38
November, 2001............................       1       358,749         0.49
March, 2002...............................       1       261,994         0.36
April, 2002...............................      20     5,850,641         8.00
May, 2002.................................      20     5,708,855         7.80
June, 2002................................      16     4,875,010         6.66
April, 2004...............................       8     2,177,801         2.98
May, 2004.................................      12     3,498,368         4.78
June, 2004................................      14     4,189,500         5.73
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average month of next Change Date of the Pool 3 Loans was approximately October 2001.

                          POOL 3 - LOAN-TO-VALUE RATIOS

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF                                       OF      PRINCIPAL     PRINCIPAL
LOAN-TO-VALUE RATIO                           LOANS     BALANCE       BALANCE
-------------------                           -----     -------       -------

45.001%-50.000%...........................       1   $   255,000         0.35%
50.001%-55.000%...........................       1       349,688         0.48
55.001%-60.000%...........................      10     3,007,198         4.11
60.001%-65.000%...........................       9     2,688,413         3.68
65.001%-70.000%...........................      18     5,200,918         7.11
70.001%-75.000%...........................      30     8,964,232        12.26
75.001%-80.000%...........................      89    26,840,272        36.69
80.001%-85.000%...........................      48    14,336,673        19.60
85.001%-90.000%...........................      39    11,502,802        15.73
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average Loan-to-Value Ratio of the Pool 3 Loans was approximately 79.07%.


                            POOL 3 - OCCUPANCY STATUS

                                             NUMBER    AGGREGATE     % OF POOL
                                               OF      PRINCIPAL     PRINCIPAL
OCCUPANCY                                     LOANS     BALANCE       BALANCE
---------                                     -----     -------       -------

Owner Occupied............................     238   $71,081,454        97.18%
Non-Owner Occupied........................       7     2,063,743         2.82
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======



                        POOL 3 - MORTGAGED PROPERTY TYPES

                                             NUMBER    AGGREGATE     % OF POOL
PROPERTY                                       OF      PRINCIPAL     PRINCIPAL
TYPE                                          LOANS     BALANCE       BALANCE
--------                                      -----     -------       -------

Single Family.............................     238   $71,018,669        97.09%
Condominium...............................       6     1,776,840         2.43
2-4 Family................................       1       349,688         0.48
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

                        POOL 3 - MONTHS SINCE ORIGINATION

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF LOAN AGE (IN                          OF      PRINCIPAL     PRINCIPAL
MONTHS)                                       LOANS     BALANCE       BALANCE
---------------------                         -----     -------       -------

0.........................................      53   $16,106,310        22.02%
1.........................................      64    18,787,042        25.68
2.........................................      76    22,381,776        30.60
3.........................................       9     2,538,084         3.47
4.........................................       8     2,529,459         3.46
5.........................................       2       574,482         0.79
6.........................................       8     2,475,233         3.38
7.........................................       5     1,714,021         2.34
8 or more.................................      20     6,038,790         8.26
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average number of months since origination of the Pool 3 Loans was approximately 2 months.

                      POOL 3 - REMAINING TERMS TO MATURITY

                                             NUMBER    AGGREGATE     % OF POOL
RANGE OF REMAINING TERMS TO                    OF      PRINCIPAL     PRINCIPAL
MATURITY (IN MONTHS)                          LOANS     BALANCE       BALANCE
---------------------------                   -----     -------       -------

Up to 352.................................      19   $ 5,743,175         7.85%
353.......................................       5     1,714,021         2.34
354.......................................       9     2,770,848         3.79
355.......................................       3       894,489         1.22
356.......................................       7     2,209,453         3.02
357.......................................       8     2,283,036         3.12
358.......................................      76    22,381,776        30.60
359.......................................      65    19,042,089        26.03
360.......................................      53    16,106,310        22.02
                                              ----   -----------       ------

   Total..................................     245   $73,145,197       100.00%
                                              ====   ===========       ======

   As of the Cut-Off Date, the weighted average remaining term to maturity of the Pool 3 Loans was approximately 358 months.

                 POOL 3 - TRANSFEROR ASSIGNED RISK CATEGORIES

                                             NUMBER   AGGREGATE     % OF POOL
TRANSFEROR ASSIGNED RISK                       OF     PRINCIPAL     PRINCIPAL
CATEGORIES                                    LOANS    BALANCE       BALANCE
------------------------                      -----    -------       -------

Loan Class A..............................      46   $14,249,556        19.48%
Loan Class A-.............................     107    32,009,765        43.76
Loan Class B..............................      66    19,518,418        26.68
Loan Class C..............................      17     4,780,431         6.54
Loan Class C-.............................       6     1,700,358         2.32
Loan Class D..............................       3       886,669         1.21
                                              ----   -----------       ------

Total.....................................     245   $73,145,197       100.00%
                                              ====   ===========       ======